                                                                   EXHIBIT 10.21


                             [PNC BANK LETTERHEAD]


                               COMMITMENT LETTER


August 21, 1996


Sharron Youngstown Cellular, Inc.
6550-B Seville Drive
Canfield, OH 44406

Attention:       Craig T. Sheetz
                 Vice President and
                 Chief Financial Officer

Ladies and Gentlemen:

PNC Bank, National Association and The Toronto-Dominion Bank (each a "MANAGING AGENT" and collectively the "MANAGING AGENTS") are pleased to confirm to you that, subject to the terms and conditions referred to in this letter, the Managing Agents have each agreed to underwrite $150,000,000 of the Facility. The "FACILITY" is a $300,000,000 secured reducing revolving credit facility made available to Sharron Youngstown Cellular, Inc., which will change its name to Sygnet Communications, Inc. as part of the planned reorganization and consolidation of the Sygnet group of companies (the "BORROWER").

The proceeds of the Facility will be used (i) to pay transaction costs incurred in connection with the Facility, (ii) to finance certain permitted acquisitions, including without limitation the acquisition of certain assets of Horizon Cellular Telephone Company of Chatauqua, L.P., Horizon Cellular Telephone Company of Crawford, L.P., and Horizon Cellular Telephone Company of Indiana, L.P. (the "HORIZON ACQUISITION"), (iii) to refinance all amounts outstanding under the Credit Agreement dated as of September 29, 1995 entered into by and among SYGNET Communications, Inc. and certain of its affiliates as borrowers, the lenders which are parties thereto and PNC Bank, National Association as the agent (the "EXISTING CREDIT FACILITY"), (iv) for the Borrower's ongoing working capital and capital expenditures requirements and
(v) for the Borrower's general corporate purposes, all as permitted as described in the Summary of Terms and Conditions dated August 21, 1996 attached hereto and made a part hereof (the "TERM SHEET").

The Facility will be provided pursuant to the terms of, and shall become effective only upon, the execution and delivery of a mutually satisfactory credit agreement and other definitive loan and security documents incorporating, among other things, the terms and conditions contained in the Term Sheet and other terms and conditions customarily included in credit facilities of this size, type and purpose. These terms and conditions will necessarily be further developed during the course of preparing and negotiating the loan and security documents. In the event of any conflict between the terms and conditions of this letter and the Term Sheet (collectively the "COMMITMENT LETTER") and the terms and conditions of the final loan and security documents, the terms and conditions of the final loan and security documents will control.

Sharron Youngstown Cellular, Inc.
Page -2-
August 21, 1996

The commitments of the Managing Agents hereunder are further subject to (i) the truth and accuracy in all material respects of the financial statements and other information provided to the Managing Agents by or on behalf of the Borrower and its subsidiaries and affiliates, (iii) the absence of any material adverse change in the business, management, assets, liabilities, financial condition or results of operations of the Borrower, its subsidiaries, any guarantor, any collateral, or in the cellular telephone industry generally, (iii) the absence of any materially adverse change in or disruption of financial, banking or capital market conditions that in the judgment of the Managing Agents would adversely affect the satisfactory completion of the syndication of the Facility, and (iv) the Managing Agents' satisfaction that clear market conditions exist and will exist prior to and during the syndication process.

The Facility will be syndicated to a group of financial institutions acceptable to the Borrower and the Managing Agents. In connection with the syndication of the Facility, the Borrower will provide sufficient information (including financial projections and information concerning the Horizon Acquisition) in form and substance acceptable to the Managing Agents in connection with the preparation of an information package describing the Borrower and its subsidiaries, the Horizon Acquisition and the Facility. This information package will be distributed on a confidential basis to selected financial institutions reasonably acceptable to the Borrower. In addition, by accepting this Commitment Letter, the Borrower agrees that the management of the Borrower will use its best efforts to actively assist in the syndication process, including without limitation (i) the selection and solicitation of prospective syndicate members, (ii) attending bank meetings and making themselves, their employees and advisors available at all reasonable times to answer questions during the syndication process and (iii) facilitating direct contact between the Borrower's senior management and prospective syndicate members.

Whether or not any loans are extended under the Facility or any loan documents are executed, the Borrower will promptly upon request reimburse the Managing Agents for, or pay directly, all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and disbursements of Tucker Arensberg, P.C., special counsel to the Managing Agents in connection with the Facility and, if necessary FCC counsel and/or local counsel) incurred by the Managing Agents in connection with their review of the proposed Facility, the preparation, execution and delivery of this Commitment Letter, the information memorandum, the loan and security documents and any amendment or modification to or of any of the foregoing, and the syndication process.

The Borrower, by signing this Commitment Letter, agrees to indemnify each Managing Agent and its directors, officers, employees, agents and controlling persons against any and all claims, losses, damages, liabilities, costs and expenses (including without limitation fees and expenses of counsel and expert witnesses) (all of the foregoing collectively the

Sharron Youngstown Cellular, Inc.
Page -3-
August 21, 1996

"INDEMNIFIED EXPENSES") which may be incurred by any of them in connection with, arising out of, or in any related to the execution and delivery of this Commitment Letter or any of the transactions contemplated hereby, including but not limited to any Indemnified Expenses incurred in connection with any investigation, testimony, subpoena or litigation, unless and to the extent such Indemnified Expenses is incurred as the result of the gross negligence or willful misconduct of such Managing Agent, as determined by a court of competent jurisdiction.

The Managing Agents will not be responsible or liable for any consequential damages that may be incurred or alleged by the Borrower or any of its affiliates or subsidiaries as a result of any breach by the Managing Agents of any term of this Commitment Letter, other than consequential damages arising out of or relating to (i) matters specifically contemplated by this Commitment Letter (including without limitation the Horizon Acquisition) or any proposed transaction which the Borrower has advised the Managing Agents in writing will be funded with proceeds of the Facility, or (ii) any breach or default that may arise under the Existing Credit Facility as a result of actions by the Borrower or its subsidiaries or affiliates in reliance on this Commitment Letter.

All obligations of the Managing Agents under this Commitment Letter shall expire automatically, without further action, if definitive loan documentation is not executed and delivered and the Facility closed on or before December 31, 1996, regardless of the cause or circumstances. The provisions of this Commitment Letter relating to the payment of expenses and indemnification obligations shall terminate only at the time and to the extent they are expressly superseded by definitive loan documentation.

This Commitment Letter is being delivered to you on the condition that neither its existence nor any of its contents shall be disclosed by you to any person or entity without the Managing Agents' prior written consent, except (i) if you are compelled to disclose it in a judicial or administrative proceeding or otherwise in accordance with the requirements of law, (ii) on a confidential and "need to know" basis to your directors, officers, employees, advisors and agents, (iii) to appropriate parties involved with the Horizon Acquisition, and (iv) to appropriate parties involved with the issuance of the Structurally Subordinated Debt (as defined in the Term Sheet) and in the registration statement and other documents relating to the Structurally Subordinated Debt.

This Commitment Letter (i) is issued in reliance upon the accuracy and completeness of all financial statements and all other information furnished to the Managing Agents by or for the Borrower and its subsidiaries and affiliates,
(ii) sets forth the entire understanding of the obligation of the Managing Agents and the Borrower, (iii) shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania and (iv) may not be

Sharron Youngstown Cellular, Inc.
Page -4-
August 21, 1996

amended, supplemented, modified or replaced except by a written instrument signed by each of the Managing Agents and the Borrower.

This Commitment Letter is for the benefit of the Borrower only, and no other person or entity may obtain any rights under it or be entitled to rely or claim reliance on this Commitment Letter. This Commitment Letter and the commitment made hereunder may not be assigned by the Borrower.

The terms of this Commitment Letter must be accepted by the Borrower prior to the close of business on August 22, 1996 in the manner indicated below. If this Commitment Letter is not accepted by the Borrower on or prior to that date, it shall automatically expire.

If this Commitment Letter is satisfactory to the Borrower, please have the enclosed copies of it and the accompanying Fee Letter duly executed by an authorized officer of the Borrower and return a copy of each to each Managing Agent, along with the portion of the Upfront Fee due upon signing the Commitment Letter, as described in the Fee Letter.

This Commitment Letter may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon the Borrower and each of the Managing Agents and their respective successors and, subject to the provisions of this Commitment Letter, their assigns.

We look forward to continuing to work with you on this transaction.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By: /s/ DANIEL E. HOPKINS
    -------------------------
Name:   DANIEL E. HOPKINS
Title:    VICE PRESIDENT

                     [SIGNATURES CONTINUED ON NEXT PAGE]

Sharron Youngstown Cellular, Inc.
Page -5-
August 21, 1996

THE TORONTO-DOMINION BANK


By:  /s/ JESSICA LAXMAN
   --------------------------
Name:  Jessica Laxman
Title: Director



Accepted and agreed to on August __, 1996.

SHARRON YOUNGSTOWN CELLULAR, INC.


By:
   --------------------------
Name:
Title:

Sharron Youngstown Cellular, Inc.
Page -5-
August 21, 1996

THE TORONTO-DOMINION BANK


By:
   --------------------------
Name:
Title:



Accepted and agreed to on August 21, 1996.

SHARRON YOUNGSTOWN CELLULAR, INC.


By: /s/ CRAIG T. SHEETZ
   --------------------------
Name:
Title: CFO

- --------------------------------------------------------------------------------

                         SYGNET COMMUNICATIONS, INC.

                       SUMMARY OF TERMS AND CONDITIONS

                               AUGUST 21, 1996

- --------------------------------------------------------------------------------


- -----------------------------------
Borrower                               Sharron Youngstown Cellular, Inc.
                                       (which will change its name to Sygnet
                                       Communications, Inc. in connection with
                                       planned reorganization and
                                       consolidation of Sygnet companies).



- -----------------------------------
Managing Agents                        PNC Bank, National Association ("PNC")
                                       The Toronto-Dominion Bank ("TD")




- -----------------------------------
Syndication Agents                     PNC Bank, National Association
                                       The Toronto-Dominion Bank




- -----------------------------------
Administrative Agent                   The Toronto-Dominion Bank




- -----------------------------------
Documentation and Collateral Agent     PNC Bank, National Association




- -----------------------------------
Banks The Managing Agents and a syndicate of other financial institutions acceptable to Managing Agents and Borrower (the "Banks").




- -----------------------------------
Credit Facility                        PNC and TD will each underwrite
                                       $150,000,000 of a $300,000,000 senior,
                                       secured, eight and one-half-year
                                       reducing revolving credit facility (the
                                       "Facility"). Under the Facility, funds
                                       may be borrowed, repaid and reborrowed
                                       at any time until maturity date,
                                       provided that at no time will aggregate
                                       outstandings exceed total amount of
                                       Facility, as reduced (as described
                                       below).



- -----------------------------------
Purposes                               1.     Finance Permitted Acquisitions.

                                       2.     Refinance outstandings under
                                              Borrower's and its affiliates'
                                              existing $75 million reducing
                                              revolver with PNC.

                                       3.     Finance Permitted Payments.

                                       4.     Fund Borrower's ongoing capital
                                              expenditures, working capital,
                                              and general corporate purposes.

                                       5.     Pay transaction costs relating to
                                              Facility and Horizon Acquisition.



- ----------------------------------
Closing                                On or before December 31, 1996.



- ----------------------------------
Availability                           Up to the full amount shall be
                                       available at closing, subject to the
                                       terms, conditions and financial
                                       covenants described herein.



- ----------------------------------
Repayment                              Interest only for two and one-half years
                                       after closing.  Thereafter, available
                                       commitment will reduce quarterly
                                       beginning on June 30, 1999, according to Schedule A attached hereto.



- ----------------------------------
Voluntary Prepayments                  Outstandings or commitments under the
                                       Facility may be prepaid or permanently
                                       reduced, in whole or in part, at
                                       Borrower's option, subject to
                                       reimbursement of any costs associated
                                       with prepayments of LIBOR advances or
                                       any other provisions contained in the
                                       credit agreement.  Voluntary permanent
                                       reductions of commitments under the
                                       Facility will be in minimum amounts of
                                       $1,000,000.



- ----------------------------------
Mandatory Prepayments                  Mandatory prepayments of principal and
                                       corresponding permanent commitment
                                       reductions will be required as follows:

                                       1.     Upon any material sale of assets.
                                              However, prepayments will not be
                                              required for Permitted
                                              Dispositions or for asset sales
                                              totalling up to $1,000,000 per
                                              year if (1) Borrower is in
                                              compliance with all terms,
                                              conditions, and covenants of the
                                              Facility, and (2) after-tax
                                              proceeds are used to acquire
                                              substitute assets within 12
                                              months from date of sale, and
                                              such assets are pledged to the
                                              Banks.

                                       2.     Beginning on March 31, 2000, and
                                              on each March 31 thereafter,
                                              Borrower will be required to
                                              permanently reduce the Credit
                                              Facility by an amount equal to
                                              50% of Borrower's Excess Cash
                                              Flow for the immediately
                                              preceding fiscal year or portion
                                              thereof.

                                              All mandatory prepayments
                                              described in the preceding items
                                              1 and 2 are in addition to the
                                              scheduled commitment reductions
                                              described in Schedule A.  All
                                              mandatory prepayments and
                                              permanent commitment
                                              reductions will be applied to
                                              reduce scheduled commitment
                                              reductions described on Schedule
                                              A on a pro rata basis.



- ----------------------------------
Pricing                                Refer to Schedule B



- ----------------------------------
Collateral                             1.     Subject to item 2 below,
                                              perfected first priority lien
                                              (subject to standard permitted
                                              liens) on Borrower's personal
                                              property (tangible and
                                              intangible) now owned or
                                              hereafter acquired (including FCC
                                              licenses, to the extent possible
                                              under law, but excluding motor
                                              vehicles).

                                       2.     In Agents' discretion, perfected
                                              lien (subject to standard
                                              permitted liens) on Borrower's
                                              leased or owned real property
                                              interests, related leases and
                                              fixtures, now owned or existing
                                              or hereafter acquired or created.

                                       3.     Borrower will deliver updated
                                              list of locations of personal and
                                              real property (including
                                              fixtures) annually so that
                                              Documentation Agent can perfect
                                              security interests for these
                                              locations.

                                       4.     Pledge of 100% of issued and
                                              outstanding capital stock of
                                              Borrower at all times.



- ----------------------------------
Guaranty All amounts owed under Facility will be absolutely and unconditionally guaranteed by Sygnet Wireless Communications, Inc. ("Wireless"), parent of Borrower, but only until Wireless has transferred to Borrower any FCC or New York Public Service Commission licenses in Wireless' name on the closing date or acquired by it in connection with Horizon Acquisition ("HORIZON LICENSES").



- ----------------------------------
Conditions Precedent to Closing        Usual and customary for credit
                                       facilities of this size, type and
                                       purpose, including, but not limited to:

                                       1.     Closing certificate showing
                                              pro-forma compliance with all
                                              financial covenants and stating
                                              that all representations and
                                              warranties are true and correct
                                              and that no default, event of
                                              default or material adverse
                                              change has occurred or exists.

                                       2.     Reorganization of Sygnet
                                              companies must be completed on
                                              terms disclosed to and
                                              satisfactory to Banks, with
                                              Borrower owning all assets of
                                              companies (except as provided in
                                              paragraph 9 below).

                                       3.     Execution, delivery,
                                              effectiveness and filing of
                                              security and loan documentation
                                              in form and substance
                                              satisfactory to the Banks.

                                       4.     Funding of $80,000,000 of
                                              Structurally Subordinated Debt in
                                              form and substance satisfactory
                                              to the Managing Agents.

                                       5.     No material adverse change, on
                                              consolidated basis, since date of
                                              most recently delivered annual
                                              audited financial statements of
                                              Borrower and affiliates.

                                       6.     No potential event of default,
                                              event of default or material
                                              adverse change exists.

                                       7.     Payment of all fees due to be
                                              paid by closing.

                                       8.     Delivery to Banks of all
                                              necessary regulatory,
                                              governmental, third-party and
                                              corporate consents and approvals.

                                       9.     Funding of purchase price for
                                              Horizon Acquisition is subject to
                                              (a) consummation thereof in
                                              accordance with its terms, (b)
                                              satisfaction of all conditions
                                              precedent relating thereto, (c)
                                              transfer by Wireless to Borrower
                                              of all assets acquired in
                                              connection with Horizon
                                              Acquisition (other than Horizon
                                              Licenses), (d) evidence that
                                              applications for transfer of
                                              Horizon Licenses by Wireless to
                                              Borrower have been completed and
                                              executed and are ready to be
                                              filed with the Federal
                                              Communications Commission, and
                                              (e) execution of management
                                              agreement under which Wireless
                                              gives Sygnet right to manage
                                              Horizon Licenses, all
                                              satisfactory to Managing Agents.

                                       Covenants subject to customary
                                       exceptions, limitations and materiality
                                       thresholds.



- ----------------------------------
Representations and Warranties         Usual and customary for credit
                                       facilities of this size, type and
                                       purpose, including without limitation
                                       representations and warranties as to
                                       organization, good standing and
                                       qualification; authorization of
                                       borrowing; compliance with law; title to properties; liens; no material adverse change on a consolidated basis;
                                       litigation; payment of taxes;
                                       governmental regulations; disclosure;
                                       licenses, trademarks and patents; and
                                       Regulation

                                       U (but in each instance subject to
                                       customary exceptions, limitations and
                                       materiality thresholds).



- ----------------------------------
Financial Reporting                    The Borrower will deliver or cause to be
                                       delivered to the Administrative Agent:

                                       1.     Quarterly, internally prepared
                                              consolidated financial statements
                                              (including operating statistics)
                                              required within 60 days of each
                                              quarter end.

                                       2.     Annual audited consolidated
                                              financial statements required
                                              within 120 days of fiscal year
                                              end, prepared in accordance with
                                              GAAP and accompanied by
                                              unqualified statement from
                                              independent certified public
                                              accountant satisfactory to
                                              Managing Agents.

                                       3.     Compliance certificate, as to
                                              compliance with financial
                                              covenants (with appropriate
                                              calculations and computations),
                                              absence of defaults and material
                                              adverse changes to be delivered
                                              with each set of quarterly and
                                              annual financials, certified by
                                              Chief Executive Officer,
                                              President or Chief Financial
                                              Officer of Borrower.

                                       4.     Annual budgets for the upcoming
                                              year required by December 31 of
                                              the immediately preceding year.

                                       5.     Such other information regarding
                                              condition and operations,
                                              financial or otherwise, of
                                              Borrower and affiliates as Banks
                                              may reasonably request.



- ----------------------------------
Financial Covenants                    Refer to Schedule C attached hereto.



- ----------------------------------
Structurally Subordinated Debt         Wireless must obtain $80,000,000 of
                                       Structurally Subordinated Debt in form
                                       and substance satisfactory to the
                                       Managing Agents.  Refer to Schedule D
                                       for acceptable terms and conditions of
                                       Structurally Subordinated Debt.



- ----------------------------------
Other Covenants                        Including, but not limited to:

                                       1.     No material asset sales except in
                                              the ordinary course of business
                                              and Permitted Dispositions.

                                       2.     Restriction on loans, advances,
                                              investments and stock
                                              repurchases.

                                       3.     Borrower shall not incur any
                                              indebtedness or contingent
                                              obligations for borrowed money
                                              (other than trade payables)
                                              except for (i) the Facility and
                                              (ii) additional indebtedness in
                                              an aggregate amount not to
                                              exceed $15,000,000.

                                       4.     Prohibition against dividends,
                                              loans, and other payments to
                                              Wireless, except as necessary to
                                              pay interest on Structurally
                                              Subordinated Debt (subject to
                                              other requirements set forth in
                                              definition of "Permitted
                                              Payments" and in Schedule D).

                                       5.     Borrower shall not engage in any
                                              business other than the wireless
                                              telecommunications business.
                                              Borrower shall not permit a
                                              material change in its business.

                                       6.     Existing shareholders must own at
                                              least 51% of Wireless' voting
                                              power, and Wireless must own 51%
                                              of Borrower's issued and
                                              outstanding stock.

                                       7.     Limitation on mergers and
                                              acquisitions, except for
                                              Permitted Acquisitions.

                                       8.     Requirements to maintain
                                              insurance coverage satisfactory
                                              to Banks.

                                       9.     Other covenants as deemed
                                              appropriate in the judgment of
                                              the Banks.

                                       Covenants subject to customary
                                       exceptions, limitations and materiality
                                       thresholds.



- ----------------------------------
Events of Default                      Including, but not limited to:

                                       1.     Failure to make any payment or
                                              prepayment of principal or
                                              scheduled permanent reduction of
                                              commitment when due.

                                       2.     Failure to pay interest or fees
                                              within five days after due date.

                                       3.     Breach of representations or
                                              warranties.

                                       4.     Violation of negative covenants.

                                       5.     Violation of affirmative
                                              covenants and provisions of
                                              other loan documents, subject to
                                              30-day cure period.

                                       6.     Default under other indebtedness,
                                              including Structurally
                                              Subordinated Debt.

                                       7.     Bankruptcy, insolvency or similar
                                              events.

                                       8.     Failure of security interest;
                                              invalidity of loan or security
                                              documents.

                                       9.     Change of control (as described
                                              in item 6 of "Other Covenants"
                                              above).

                                       10.    Other events of default, as
                                              appropriate.

                                       Events of default subject to customary
                                       exceptions, limitations and materiality
                                       thresholds.
- ----------------------------------
Yield Protection                       Borrower shall pay Banks such additional
                                       amounts as will compensate the Banks in
                                       the event applicable law, or change in
                                       law, subjects the Banks to reserve
                                       requirements, capital requirements,
                                       taxes (except for taxes on the overall
                                       net income of the Banks) or other
                                       charges which increase the cost or
                                       reduce the yield to the Banks, under
                                       customary yield protection provisions.



- -----------------------------------
Expenses Reasonable out-of-pocket expenses incurred by the Managing Agents shall be for the account of the Borrower. These include fees and expenses of Managing Agents' legal counsel (including FCC and local counsel, to the extent necessary), whether or not funding occurs under the Facility.



- -----------------------------------
Interest Rate Protection               Within 90 days of closing and over the
                                       life of the Facility, Borrower and
                                       Wireless shall purchase and maintain
                                       interest rate protection in a form
                                       reasonably acceptable to the Managing
                                       Agents on at least 50% of the Total
                                       Indebtedness (including fixed rate
                                       Structurally Subordinated Debt) then
                                       outstanding, such that the weighted
                                       average term of all interest rate
                                       protection is not less than 24 months
                                       initially and not less than 12 months at all other dates of determination. The
                                       Borrower may enter into an interest rate cap agreement to satisfy this requirement, provided that the interest rate related thereto does not exceed
                                       2.5% in excess of 90 day LIBOR rate in
                                       effect on the date of the interest cap
                                       agreement.

                                       Borrower and Wireless shall not be
                                       required to maintain interest rate
                                       protection agreements during any period
                                       in which the ratio of Total Indebtedness to Adjusted Annualized Operating Cash Flow is and, during the two immediately preceding fiscal quarters, has been, less than 5.00x, provided that no Event of Default then exists or would be caused thereby.

                                       Any institution providing such interest
                                       rate protection must be reasonably
                                       acceptable to the Managing Agents.  If
                                       such instruction is one of the Banks, it may be granted a security interest in the collateral for the Facility which is pari passu with the security interest of the Banks to the extent of such institution's credit exposure. All such institutions shall calculate their credit exposure in a reasonable and customary manner.

                                       Documentation for interest rate
                                       protection shall conform to ISDA
                                       standards and must be acceptable to the
                                       Managing Agents with respect to
                                       intercreditor and all other issues.



- ----------------------------------
Required Banks                         For the purpose of making amendments or
                                       waivers to the loan and security
                                       documents, approval by Banks whose
                                       commitments under the Facility aggregate at least 66-2/3% will be required.
                                       However, unless agreed to by all Banks,
                                       no amendment or waiver shall change the
                                       principal amount, reduce the rate of
                                       interest or fees, postpone the scheduled payment or prepayment of any principal, interest or fees, postpone or reduce any scheduled reduction of the commitment, release any collateral, change the definition of Required Banks, permit any assignment by the Borrower or Wireless of its obligations under the loan and security documents or release the
                                       Borrower or Wireless from such
                                       obligations.



- -----------------------------------
Assignments and                        Banks will be permitted to assign and
Participations                         participate the Facility.  Assignments
                                       will be in minimum amounts of $5,000,000 and assignees will be subject to the consent of the Borrower and the Managing
                                       Agents, such consents not to be
                                       unreasonably withheld. Voting rights of participants will be limited to change in principal amount, reduction of the rate of interest or fees, postponement of the scheduled payment of any principal, interest, fees or scheduled commitment reductions, or release of any collateral. Assignments will be subject to the payment by the assigning bank of a $3,500 service fee to the Administrative Agent.



- -----------------------------------
Governing Law                          Pennsylvania.



- -----------------------------------
Definitions                            Refer to Schedule E.

                                   SCHEDULE A

                         COMMITMENT REDUCTION SCHEDULE


- ----------------------------------------------------------------------------------------------------
                                             ANNUAL                               QUARTERLY
               YEAR                   PERCENTAGE REDUCTION                   PERCENTAGE REDUCTION
- ----------------------------------------------------------------------------------------------------
               1999                            6.00%                                2.00%
- ----------------------------------------------------------------------------------------------------
               2000                           13.0%                                 3.25%
- ----------------------------------------------------------------------------------------------------
               2001                           13.0%                                 3.25%
- ----------------------------------------------------------------------------------------------------
               2002                           15.0%                                 3.75%
- ----------------------------------------------------------------------------------------------------
               2003                           18.0%                                 4.50%
- ----------------------------------------------------------------------------------------------------
               2004                           21.0%                                 5.25%
- ----------------------------------------------------------------------------------------------------
               2005                           14.00%                                7.00%
                                             -------                              -------
- ----------------------------------------------------------------------------------------------------
              TOTAL:                         100.0%                               100.00%
- ----------------------------------------------------------------------------------------------------

                                   SCHEDULE B

                                    PRICING


INTEREST RATES:         At Borrower's option, advances shall bear interest at
                        either LIBOR or Base Rate plus their respective
                        Applicable Margins. The Applicable Margins will be based on the Borrower's ratio of Total Indebtedness to Adjusted Annualized Operating Cash Flow, determined on a consolidated basis, as of the end of the most recently completed fiscal quarter. The Borrower may have no more than five borrowing tranches, including the Base Rate tranche, outstanding at any one time.


- --------------------------------------------------------------------------------------------------------------
                                   RATIO OF TOTAL INDEBTEDNESS TO                       APPLICABLE MARGIN
                                    ADJUSTED ANNUALIZED OPERATING             --------------------------------
                                              CASH FLOW                            BASE RATE        LIBOR
- --------------------------------------------------------------------------------------------------------------
greater than                10.00x                                                    1.750%        2.750%
- --------------------------------------------------------------------------------------------------------------
greater than                8.00x       less than or equal to      10.00x             1.500%        2.500%
- --------------------------------------------------------------------------------------------------------------
greater than                7.00x       less than or equal to      8.00x              1.250%        2.250%
- --------------------------------------------------------------------------------------------------------------
greater than                6.50x       less than or equal to      7.00x              1.125%        2.125%
- --------------------------------------------------------------------------------------------------------------
greater than                6.00x       less than or equal to      6.50x              1.000%        2.000%
- --------------------------------------------------------------------------------------------------------------
greater than                5.00x       less than or equal to      6.00x              0.750%        1.750%
- --------------------------------------------------------------------------------------------------------------
greater than                4.00x       less than or equal to      5.00x              0.500%        1.500%
- --------------------------------------------------------------------------------------------------------------
less than or equal to       4.00x                                                     0.250%        1.250%
- --------------------------------------------------------------------------------------------------------------

                        Subsequent to an Event of Default which continues beyond any applicable cure period, outstandings shall bear interest at 2% over the rate of interest applicable under the Base Rate pricing option.


FEE:                    Unused Commitment:   0.375% per annum of the unused
                                             portion of the Facility payable to
                                             Banks quarterly in arrears in
                                             proportion to Banks' commitments.


                        All fees will be fully earned when paid and nonrefundable.

                                  SCHEDULE C

                     CONSOLIDATED FINANCIAL COVENANTS(a)

- ----------------------------------------------------------------------------------------------------------------------------------
                                       (1)                (2)                 (3)                  (4)                 (5)
LAST DAY                         RATIO OF SENIOR     RATIO OF TOTAL         RATIO OF       RATIO OF ANNUALIZED       RATIO OF
OF FISCAL                        INDEBTEDNESS TO      INDEBTEDNESS         ANNUALIZED        OPERATING CASH         ANNUALIZED
QUARTERS                             ADJUSTED         TO ADJUSTED        OPERATING CASH     FLOW TO PRO FORMA     OPERATING CASH
DURING                              ANNUALIZED        ANNUALIZED         FLOW TO FIXED     DEBT SERVICE NOT TO   FLOW TO INTEREST
FOLLOWING                         OPERATING CASH       OPERATING         CHARGES NOT TO       BE LESS THAN        EXPENSE NOT TO
PERIODS                            FLOW NOT TO       CASH FLOW NOT        BE LESS THAN(b)                          BE LESS THAN
                                      EXCEED           TO EXCEED
- ----------------------------------------------------------------------------------------------------------------------------------
Closing -                           8.50x            12.00x                1.00x                 N/A                1.10x
12/31/96
- ----------------------------------------------------------------------------------------------------------------------------------
01/01/97 -                          8.50x            12.00x                1.00x                 N/A                1.10x
03/31/97
- ----------------------------------------------------------------------------------------------------------------------------------
04/01/97 -                          8.00x            11.00x                1.00x               1.00x                1.10x
06/30/97
- ----------------------------------------------------------------------------------------------------------------------------------
07/01/97 -                          7.50x            11.00x                1.00x               1.00x                1.10x
9/30/97
- ----------------------------------------------------------------------------------------------------------------------------------
10/01/07 -                          7.00x            10.00x                1.00x               1.00x                1.10x
12/31/97
- ----------------------------------------------------------------------------------------------------------------------------------
01/01/98 -                          6.50x             9.00x                1.00x               1.00x                1.10x
06/30/98
- ----------------------------------------------------------------------------------------------------------------------------------
07/01/98 -                          6.00x             8.00x                1.00x               1.00x                1.10x
12/31/98
- ----------------------------------------------------------------------------------------------------------------------------------
01/01/99 -                          5.25x             7.00x                1.00x               1.00x                  N/A
06/30/99
- ----------------------------------------------------------------------------------------------------------------------------------
07/01/99 -                          4.50x             6.00x                1.00x               1.00x                  N/A
12/31/99
- ----------------------------------------------------------------------------------------------------------------------------------
01/01/00 -                          4.00x             6.00x                1.00x               1.00x                  N/A
12/31/00
- ----------------------------------------------------------------------------------------------------------------------------------
01/01/01 -                          4.00x             6.00x                1.00x               1.00x                  N/A
and
thereafter
- ----------------------------------------------------------------------------------------------------------------------------------

(a) All covenants will be tested as of last day of each fiscal quarter. Covenant (5) will be calculated on a trailing 12 months basis. Covenants (1), (3), (4) and (5) will be calculated as to the Borrower and its subsidiaries, if any. Covenant (2) will be calculated as to Wireless and its subsidiaries.

(b) For purposes of the covenant only, Annualized Operating Cash Flow shall include Revolver Availability.

                                   SCHEDULE D

             TERMS AND CONDITIONS OF STRUCTURALLY SUBORDINATED DEBT


Terms and Conditions of Structurally Subordinated Debt shall include but not be limited to:

       (i) Structurally Subordinated Debt shall be structurally subordinated to the Facility (i.e., Wireless shall be the issuer of the Structurally Subordinated Debt, and Wireless shall have no ownership interest in any of the assets of the Borrower, except for its temporary ownership of certain assets acquired in the Horizon Acquisition).

      (ii) No principal payments or prepayments (either scheduled or voluntary), optional or mandatory redemptions, or interest payments with respect to the Structurally Subordinated Debt, whether made with the proceeds of the Borrower's funds made available to Wireless by a dividend, loan, investment or other payment by Borrower to Wireless or made with other funds available to Wireless, may be made while the Facility is available to the Borrowers, except that:

            (A) Semi-annual interest payments may be made on Structurally Subordinated Debt and Borrower may make dividends to Wireless in amounts sufficient to pay interest (subject to provisions in definition of "Permitted Payments");

            (B) Wireless and the Banks will agree in the Wireless Pledge Agreement that Wireless may make semi-annual interest payments if funds other than funds received from the Borrower are used; and

            (C) Wireless will agree in the Wireless Pledge Agreement that Wireless will only make a principal payment or prepayment (either scheduled or voluntary) or optional or mandatory redemption if:

                    (1) Funds other than funds received from the Borrower are used; and

                    (2) No Event of Default or Material Default exists under Facility or would be caused thereby.

     (iii) In the event of a payment default under the Facility (whether or not arising from a payment default) Banks may block payments of principal, interest and other payments, if any, to the Structurally Subordinated Debtholders from funds received by the Borrower indefinitely.

      (iv) In the event of a default (other than a payment default) under the Facility Banks may block payments of principal, interest and other payments, if any, to the Structurally Subordinated Debtholders from funds received by the Borrower for 180 days in each year.

       (v) Structurally Subordinated Debt holders will have ability to accelerate if they do not receive a scheduled payment of interest within 30 days after the non-payment, but Subordinated Debt holders may not take enforcement action against Borrower's assets or stock of Borrower.

      (vi) Facility will be cross defaulted to any Event of Default under Structurally Subordinated Debt. Structurally Subordinated Debt will be cross defaulted to (A) any payment default under Facility subject to 90-day standstill period and (B) any acceleration of Facility.

     (vii) Structurally Subordinated Debt must be unsecured. Structurally Subordinated Debt documents may not have a negative pledge provision that would impair Banks' ability to obtain additional collateral from Borrower.

    (viii) All other terms and conditions of Structurally Subordinated Debt must be less restrictive than terms and conditions of Facility and must not conflict with the Facility loan and security documents.

      (ix) Documentation for the Structurally Subordinated Debt must be satisfactory in form and substance to the Managing Agents.

                                   SCHEDULE E

                                  DEFINITIONS


ADJUSTED OPERATING CASH FLOW      The sum of the Borrower's Operating Cash Flow
                                  minus actual marketing and selling expense plus Average Marketing Expense.

ADJUSTED ANNUALIZED OPERATING     Borrower's Adjusted Operating Cash Flow for
CASH FLOW                         the immediately preceding two fiscal quarters
                                  multiplied by two. For purposes of
                                  calculating Annualized Adjusted Operating
                                  Cash Flow during the first two fiscal
                                  quarters after closing, Borrower may include its share of PA1, PA2, PA6, PA7 and NY3
                                  Operating Cash Flow, prior to corporate
                                  allocations, as if they were acquired on 1/1/96.

ANNUALIZED OPERATING CASH FLOW    Borrower's Operating Cash Flow for the
                                  immediately preceding two fiscal quarters multiplied by two. For purposes of calculating Annualized Operating Cash Flow during the first two fiscal quarters immediately after closing, Borrower may include its share of PA1, PA2, PA6, PA7 and NY3 Operating Cash Flow, prior to corporate allocations, as if they were acquired on 1/1/96.

AVERAGE MARKETING EXPENSE         The Borrower's marketing and selling expense
                                  for the immediately preceding four fiscal quarters divided by four.

BASE RATE                         Higher of (i) the Administrative Agent's
                                  Prime Rate and (ii) the Federal Funds rate plus 1/2%. Interest on Base Rate borrowings will be calculated on an actual/365 or 366 day basis and is payable quarterly.

EXCESS CASH FLOW                  Excess, if any, of Borrower's Operating Cash
                                  Flow over the sum of its Fixed Charges and distributions to shareholders, for the fiscal year in question.

FIXED CHARGES                     Sum of Borrower's interest expense, scheduled
                                  payments of principal (including mandatory commitment reductions), Permitted Payments, payments under capitalized leases, and capital expenditures, for the immediately preceding period of 12 consecutive months.

GAAP Generally accepted accounting principles consistently applied.

HORIZON ACQUISITION               Purchase of NY3, PA1, PA6 and PA7's cellular
                                  licenses and interim operating authority of PA2 from Horizon Cellular.

LIBOR Calculated on an actual/360 day basis and is payable the earlier of quarterly or on the last day of each interest period. LIBOR advances will be available for periods of 1, 2, 3 or 6 months or, if made available by the Banks, 9 or 12 months. LIBOR pricing will be adjusted for any statutory reserves.

MATERIAL DEFAULT                  Any event or occurrence which, with the
                                  giving of notice or the passage of time or both, would become an Event of Default, except for those events or occurrences which would not materially and adversely affect the Borrower, its business, its assets or its ability to perform under the loan documents.

OPERATING CASH FLOW               Sum of the Borrower's net income,
                                  depreciation, amortization, other non-cash charges to net income, interest expense and Permitted Payments, minus non-cash credits to net income.

PERMITTED ACQUISITIONS            (i) Horizon Acquisition and (ii) subsequent
                                  acquisitions which shall be limited to
                                  $50,000,000 in aggregate during the term of the credit facility and must be related to the cellular business. Borrower is also required to provide pro-forma covenant compliance prior to completing any acquisition.

PERMITTED DISPOSITIONS            Sale of the Borrower's paging business.

PERMITTED PAYMENTS                Dividends or distributions by Borrower to
                                  Wireless which shall not exceed amounts
                                  required to pay interest on Structurally
                                  Subordinated Debt; provided, however, that:

                                  (a)      Except as provided in item (iv) of
                                           Schedule D, no Event of Default or
                                           Material Default exists; and

                                  (b)      Except as provided in item (iv) of
                                           Schedule D, after giving effect to
                                           the dividend, no Event of Default or
                                           Material Default exists or would be
                                           caused by making such dividend.

PRO FORMA DEBT SERVICE            Sum of all schedule payments (including
                                  mandatory commitment reductions) of
                                  principal, all projected payments of interest on the Borrower's indebtedness based on the interest rates in effect at the time Pro
                                  Forma Debt Service is calculated, and
                                  projected Permitted Payments for the 12 month period in question.

REVOLVER AVAILABILITY             Facility commitment, as permanently reduced
                                  by any repayments and prepayments, minus
                                  Facility outstandings, all calculated twelve months prior to the date Borrower's Fixed
                                  Charge covenant is determined.

SENIOR INDEBTEDNESS               Outstandings under the Facility plus any
                                  other senior indebtedness (including
                                  capitalized lease obligations, letters of credit and purchase money indebtedness).

STRUCTURALLY SUBORDINATED DEBT    Subordinated Indebtedness which conforms to
                                  the terms and conditions set forth in
                                  Schedule D.

TOTAL INDEBTEDNESS                Senior Indebtedness, Structurally
                                  Subordinated Debt and any other senior and subordinated indebtedness, including capitalized lease obligations, letters of credit and purchase money indebtedness.

NOTE: All defined terms relating to financial covenants are on a consolidated basis, consistent with footnote at end of Schedule C.